SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2010

ENGLOBAL CORPORATION (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	001-14217 (Commission File Number)	88-0322261 (IRS Employer Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas (Address of principal executive offices)	77060-5914 (Zip Code)

Registrant's telephone number, including area code 281-878-1000

__________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Appointment of Principal Officer

On March 31, 2010, the Company issued a press release regarding its Board of Directors selection of Edward L. Pagano as the Company’s new Chief Executive Officer.  William A. Coskey, P.E., the Company’s co-founder and current Chief Executive Officer, will remain Chairman of the Board.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(c)	Exhibits.

Number	Exhibit
99.1	Press Release, dated March 31, 2010, of ENGlobal Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation
Date: April 1, 2010	/s/ Natalie S. Hairston Natalie S. Hairston Vice President - Investor Relations, Chief Governance Officer and Corporate Secretary